Lease Obligations	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Lease Obligations
LEASE OBLIGATIONS
Assets recorded under capital lease obligations of $3.8 million and $3.7 million at December 31, 2012 and 2011, respectively, are included in property and equipment. Accumulated depreciation related to such assets was $1.5 million and $1.2 million at December 31, 2012 and 2011, respectively. Depreciation on the assets recorded under capital leases is included in depreciation expense.
The Company leases office space under operating leases, some of which include renewal options. Rental expense for the years ended December 31, 2012, 2011 and 2010 was approximately $1.8 million, $1.7 million, and $1.7 million, respectively. The Company received income from subleases of approximately $0.3 million in each of the years ended December 31, 2012, 2011 and 2010.
Future minimum lease payments for the five years subsequent to December 31, 2012, thereafter and in the aggregate are as follows (in thousands):

	Capital Leases	Operating Leases
2013	$446	$1,010
2014	446	696
2015	430	672
2016	412	471
2017	440	53
Thereafter	1,970	—
Total minimum lease payments	4,144	$2,902
Less amount representing interest	(1,031)
Present value of net minimum lease payments	$3,113
Capital leases are comprised mostly of a sale leaseback agreement entered into by Olympic in 2002 on a building and land located in Calgary, Alberta, Canada. The term of the lease is 20-years with remaining lease payments of: $409,500 (Canadian dollars) in years 11-15 and $452,340 (Canadian dollars) in years 16-20.